SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ] Definitive Proxy Statement

[X] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Eaton Vance Mutual Funds Trust

(Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------

 (2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------

 (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------

 (4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------

 (5)   Total fee paid:

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------

 [  ]   Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------

 [  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of  its filing.

(1)   Amount Previously Paid:

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------

 (2)   Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------

 (3)   Filing Party:

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------

 (4)   Date Filed:

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------

      July 9, 2015

URGENT

Re: Eaton Vance Tax-Managed Small-Cap Value Fund

Dear Shareholder,

We have attempted to contact you regarding an important matter pertaining to Eaton Vance Tax-Managed Small-Cap Value Fund, a Fund you invest in.

Please contact me immediately at 855-742-8267 Monday through Friday between the hours of 9:00 am to 10:00 pm Eastern Time.

This matter is very important, but will take only a moment of your time.

Broadridge Financial Solutions has been engaged by the Eaton Vance Tax-Managed Small-Cap Value Fund to contact you.

Thank you in advance for your assistance with this matter.

Sincerely,

Gina Balderas

Manager

Shareholder Services

VIDEO Script - The Importance of Voting Your Proxy

Hello.  I’m Tom Faust, Chairman and CEO of Eaton Vance.

I’d like to talk about the importance of voting the fund shareholder proxy materials you receive.

These votes cover important matters about the fund.  As a shareholder, you have the right to be heard.

If sufficient shareholders to constitute a quorum don’t vote, then we must actively solicit additional votes through follow-up mailings and phone calls.

The cost of a lengthy proxy solicitation can be substantial, and is typically an expense of the fund.

That’s why it’s so important to vote, and to vote early.

So please – if you have not already done so, cast your vote today.

July 10, 2015

Dear Eaton Vance Shareholder,

I am writing to you about an important matter concerning your investment in Eaton Vance Tax-Managed Small-Cap Value Fund.

Our records indicate that you have not yet voted your shares for the proposals detailed in the special meeting notice and proxy statement sent to you earlier.

As a large shareholder within this Fund, your vote is important to us!

Trustees are asking Fund shareholders to approve a change in the Fund’s investment objective and to reclassify the investment objective as non-fundamental.

The Fund’s current investment objective is to achieve long-term, after-tax returns for its shareholders by investing in a diversified portfolio of value stocks of small-cap companies. As described in the proxy statement, the new investment objective proposed for the Fund is long-term after-tax returns. Once the Fund’s investment objective is changed, the Fund will no longer employ a value investment strategy. Because the investment objective is currently fundamental, changing the investment objective requires shareholder approval. If the investment objective is reclassified as non-fundamental, the Board of Trustees will have the ability to change the Fund’s investment objective without shareholder approval subject to 60 days’ advance notice to shareholders.

YOUR VOTE IS EXTREMELY IMPORTANT.

PLEASE CAST YOUR VOTE AT YOUR EARLIEST CONVENIENCE.

If you have any questions concerning this proposal or would like to speak to a proxy specialist, please call this toll free number:

1-855-742-8267

You can also vote online, by telephone or by signing and returning the enclosed proxy card, which also includes voting instructions.

We greatly appreciate and value you being a shareholder.

Thank you in advance for your timely consideration of this matter.

Sincerely,

/s/ Thomas E. Faust Jr.

President & Chief Executive Officer

Eaton Vance Management